SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                  -------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934, as amended


                       Date of Report: November 12, 2003
                       ----------------------------------
                        (date of earliest event reported)



                   WACHOVIA ASSET SECURITIZATION ISSUANCE, LLC
                   -------------------------------------------
               (Exact name of Registrant as Specified in Charter)

       North Carolina                333-109298             56-1967773
       --------------                ----------             ----------
(State or Other                    (Commission           (I.R.S. Employer
 Jurisdiction of Incorporation)     File Number)          Identification Number)


                               One Wachovia Center
                               -------------------
                        301 South College Street, Suite D
                        ---------------------------------
                         Charlotte, North Carolina 28288
                         -------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (704) 374-4868
                                                           --------------

                       Wachovia Asset Securitization, Inc.
                       -----------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Items 1 through 4, Item 6, Item 8 and Item 9 are not included because they are not applicable.

Item 5.  Other Events
---------------------

Filing of Computational Materials

         In connection with the proposed offering of the Wachovia Asset Securitization Issuance, LLC Asset-Backed Notes, Series 2003-HE3 (the "Notes"), Wachovia Capital Markets, as underwriter (the "Underwriter"), have prepared certain materials (the "Computational Materials") for distribution to potential investors. Although Wachovia Asset Securitization Issuance, LLC (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to the Notes, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials listed as Exhibits 99.1 and 99.2 hereto are filed herewith.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

    99.1   Computational Materials.

    99.2   Computational Materials.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   WACHOVIA ASSET SECURITIZATION
                                                   ISSUANCE, LLC



                                                   By: /s/ Robert Perret
                                                      --------------------------
                                                      Name: Robert Perret
                                                      Title: Vice President




Date:    November 12, 2003

EXHIBIT INDEX

Exhibit No.       Description of Exhibit
-----------       ----------------------
  99.1            Computational Materials.

  99.2            Computational Materials.

Subject to Revision
-------------------
Series Term Sheet Dated October 27, 2003

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]
               Wachovia Asset Securitization, Inc. 2003-HE3 Trust

                                  $500,000,000
                                  (Approximate)

                       Wachovia Asset Securitization, Inc.
                                    Depositor


                       [GRAPHIC OMITTED][GRAPHIC OMITTED]
                           MBIA Insurance Corporation
                                 Credit Enhancer

                       Wachovia Bank, National Association
                               Seller and Servicer

             Wachovia Asset Securitization, Inc. Asset-Backed Notes,
                                 Series 2003-HE3



                                   DISCLAIMER
                                   ----------
Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Wachovia Asset Securitization, Inc. (WASI) 2003-HE3 Trust. The Series Term Sheet has been prepared by Wachovia Capital Markets, LLC. based on collateral information provided by Wachovia Bank,
National Association for informational purposes only and is subject to modification or change. The information and assumptions contained herein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

A Registration Statement (including a base prospectus) relating to the Asset-Backed Notes has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]


Wachovia Asset Securitization, Inc. Asset-Backed Notes, Series 2003-HE3
$500,000,000 (approximate)
----------------------------------------------------------------------------------------------------------------------
To 10% Clean-up Call:
----------------- -------------------- ----------------- ---------------------- ------------------ -------------------
                      Expected            Expected        Expected Payment                         Expected Rating
     Class             Size (1)         WAL (Yrs.) (2)        Window (2)            Note Rate        (S&P/Moody's)
----------------- -------------------- ----------------- ---------------------- ------------------ -------------------
       A             $500,000,000            3.10            04/04 - 08/08       LIBOR + [ ]%(3)        AAA/Aaa
----------------- -------------------- ----------------- ---------------------- ------------------ -------------------


To Maturity:
----------------- -------------------- ----------------- ---------------------- ------------------ -------------------
                       Expected            Expected        Expected Payment                         Expected Rating
     Class             Size (1)         WAL (Yrs.) (2)        Window (2)            Note Rate        (S&P/Moody's)
----------------- -------------------- ----------------- ---------------------- ------------------ -------------------
       A             $500,000,000            3.12            04/04 - 12/08       LIBOR + [ ]%(3)        AAA/Aaa
----------------- -------------------- ----------------- ---------------------- ------------------ -------------------




(1)  Size is subject to permitted variance in the aggregate of plus or minus10%.

(2) The "Prepayment Assumption" is 43% CPR and a 34% Draw Rate.

(3)  The Class A Notes will accrue interest at a rate equal to the lesser of (i)
     One Month LIBOR plus the Class A Margin and (ii) the Net WAC Rate.








                          Wachovia Securities Contacts

    Trading / Syndicate                     Phone                      E-mail
    -------------------                     -----                      ------
    Chris Choka                             (704) 383-8267             chris.choka@wachovia.com
    Blake O'Connor                          (704) 715-7008             blake.oconnor@wachovia.com

    Mortgage Finance                        Phone                      E-mail
    ----------------                        -----                      ------
    Robert Perret                           (704) 374-4868             robert.perret@wachovia.com
    Rob Baldwin                             (704) 715-8131             robert.baldwin@wachovia.com
    John Grady                              (704) 715-7903             john.grady@wachovia.com
    Nathan Cahill                           (704) 715-7923             nathaniel.cahill@wachovia.com

    Structuring                             Phone                      E-mail
    -----------                             -----                      ------
    Barbara Smith                           (704) 383-8614             barbaram.smith@wachovia.com


    Collateral Analytics                    Phone                      E-mail
    --------------------                    -----                      ------
    Daniel Richart                          (704) 374-2591            daniel.richart@wachovia.com



                             Rating Agency Contacts

    Standard & Poor's                       Phone                      E-mail
    -----------------                       -----                      ------
    Karen Kostiw                            (212) 438-2517             karen_kostiw@sandp.com


    Moody's                                 Phone                      E-mail
    -------                                 -----                      ------
    Karin Kelner                            (212) 553-7191             karin.kelner@moodys.com



                            Credit Enhancer Contacts

    MBIA                                    Phone                      E-mail
    ----                                    -----                      ------
    Paul Bernier                            (914) 765-3547             paul.bernier@mbia.com
    Errol Arne                              (914) 765-3526             errol.arne@mbia.com


                                SUMMARY OF TERMS

Title of Securities:           Wachovia Asset Securitization, Inc. Asset-Backed
                               Notes, Series 2003-HE3

Depositor:                     Wachovia Asset Securitization, Inc. (or a
                               successor entity)

Seller:                        Wachovia Bank, National Association

Servicer:                      Wachovia Bank, National Association

Credit Enhancer:                MBIA Insurance Corporation ("MBIA")

Lead Manager:                  Wachovia Capital Markets, LLC ("Wachovia
                               Securities")

Co-Manager:                    Credit Suisse First Boston ("CSFB")

Yield Maintenance
Agreement Provider:            To be determined.

Paying Agent:                  Wachovia Bank, National Association

Owner Trustee:                 Wilmington Trust Company

Indenture Trustee:             U.S. Bank National Association

Servicing                      Fee:  With  respect  to each  Payment  Date,  the
                               Servicer  will be  entitled  to a  Servicing  Fee
                               equal to 1/12 of 0.50% of the aggregate principal
                               balance  of  the   Mortgage   Loans  (as  defined
                               herein), plus any reimbursable amounts.

Offered Notes:                 The Class A Notes

The Trust:                     The depositor will establish the Wachovia
                               Asset  Securitization,  Inc.  2003-HE3 Trust (the
                               "Trust" or the  "Issuer"),  a Delaware  statutory
                               trust, to issue the Offered Notes.  The assets of
                               the Trust will  include  the  Mortgage  Loans and
                               collections on the Mortgage Loans. The Trust will
                               also  include  a  financial   guaranty  insurance
                               policy provided by the Credit Enhancer, which will guarantee certain payments on the Offered
                               Notes.

Federal Tax Status:            It is anticipated  that the Offered Notes will be
                               treated as debt instruments for federal income tax purposes.

ERISA Eligibility: The Offered Notes are expected to be ERISA eligible. Prospective investors should review the Prospectus and Prospectus Supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Offered Notes.

SMMEA Treatment:               The Offered Notes will not constitute "mortgage
                               related securities" for purposes of SMMEA.

Minimum Denominations:         $25,000 and integral multiples of $1,000 in
                               excess of that amount for the Class A Notes.

Registration:                  The  Offered  Notes  will  be  available  in
                               book-entry  form  through  DTC,  Clearstream,
                               Luxembourg and the Euroclear System.

Expected Pricing Date:         On or about October 29, 2003.

Expected
Settlement Date:               On or about November 19, 2003.
Statistical Cut-Off Date:      October 1, 2003 (the cut-off date for the final
                               collateral pool will be November 1, 2003)

Payment Date:                  The 25th day of each  month  (or if such day is
                               not a business day, the next succeeding business day) commencing in December 2003.

Scheduled Legal Final
Payment Date:                  The Payment Date in October 2024.

Collection Period:             With respect to any Payment Date,  the calendar
                               month  preceding the month of that Payment Date.

Interest Period: The "Interest Period" with respect to the Offered Notes for a given Payment Date will be the period beginning with the previous Payment Date (or, in the case of the first Payment Date, the Settlement Date) and ending on the day prior to such Payment Date (on an actual/360 basis).

Credit Enhancement:            Excess interest, overcollateralization and the
                               financial guaranty insurance policy (the
                               "Policy").

Optional Redemption: A principal payment may be made to redeem the Offered Notes upon the exercise by the Servicer of its option to purchase the Mortgage Loans together with the assets of the Trust after the aggregate balance of the Offered Notes has been reduced to an amount less than or equal to 10% of their initial aggregate principal balance.

Initial
Mortgage Loans: The Mortgage Loans to be sold to the Trust will consist of adjustable rate home equity revolving lines of credit evidenced by the related credit line agreements and secured by the related mortgages or deeds of trust on residential properties. See the attached collateral descriptions for additional information on the Initial Mortgage Loans as of the Statistical Cut-Off Date.

                               As of the Statistical Cut-Off Date, the aggregate principal balance of the mortgage loans is approximately $500,000,931.70 (the "Initial Mortgage Loans"). Amounts collected in respect of the Mortgage Loans will primarily be used to make payments on the Class A Notes.

Subsequent
Mortgage Loans:                During  the  Revolving  Period,  the  Issuer may
                               acquire  "Subsequent  Mortgage Loans"  (together
                               with the Initial  Mortgage Loans,  the "Mortgage
                               Loans")  with funds on  deposit  in the  Funding
                               Account. Accordingly, the characteristics of the
                               entire   pool  of   Mortgage   Loans   upon  the
                               acquisition of the Subsequent Mortgage Loans may vary somewhat from the characteristics of the Initial Mortgage Loans as of the Statistical
                               Cut-Off  Date as  presented  in this Series Term
                               Sheet.

                               Each Subsequent Mortgage Loan will have been underwritten substantially in accordance with the underwriting criteria set forth in the Prospectus Supplement and meet other criteria described in the Prospectus Supplement, including approval by the Credit Enhancer.

Additional Balances:           An "Additional  Balance"  represents  additional
                               principal of a Mortgage Loan created by a draw on the related home equity revolving line of credit.

Additional Balance

Increase Amount:               On  any  given  Payment  Date,  equals  (a)  the
                               excess, if any, of (i) the aggregate principal amount of Additional Balances from the related
                               Collection Period and prior Collections Periods conveyed to the Trust, over (ii) principal collections and excess interest from the Funding
                               Account and/or the custodial account applied to purchase those Additional Balances minus (b) amounts paid on prior Payment Dates to the holders of the Certificates in respect of any Additional Balance Increase Amount.


Loan Rate:                     The Loan Rate of each  Mortgage  Loan is the per
                               annum interest rate required to be paid by the mortgagor under the terms of the related credit line agreement.

                               Each Mortgage Loan has a Loan Rate that is subject to adjustment, as specified in the related credit line agreement, to equal the sum of the index and a gross margin, provided that the Loan Rate on each Mortgage Loan does not exceed a maximum loan rate. The index for each Mortgage Loan is the "Prime Rate," regularly published in the Eastern edition of The Wall Street Journal.

Net Loan Rate: The Net Loan Rate means, with respect to any Payment Date and any Mortgage Loan, the Loan Rate of that Mortgage Loan as of the first day of the calendar month in which the related Interest Period begins, net of the Servicing Fee rate.

Yield Maintenance
Agreement:                     The  trust  will  include  a  Yield  Maintenance
                               Agreement    between   the   Yield   Maintenance
                               Agreement Provider and the Indenture Trustee on behalf of the holders of the Offered Notes. On each Payment Date through and including the Payment Date in August 2008, to the extent available, funds will be distributed to the Offered Notes to cover any interest shortfall that was not covered by excess interest and to cover certain amounts owed to the Offered Notes from the current Payment Date as well as prior
                               Payment Dates as a result of limitations on the Note Rate.

Net WAC Rate:                  The Net WAC Rate means for each Payment  Date, a
                               fraction expressed as a per annum rate, the numerator of which is the sum of (i) the interest due on the Mortgage Loans, less the sum of (a) the servicing fee rate on the Mortgage
                               Loans, (b) the premium rate on the Policy (as adjusted on the basis of the actual number of days in the related Interest Period and a 360-day year) and (c) the pro rata portion of interest attributable to Additional Balances represented by any Additional Balance Increase
                               Amount and (ii) payments required to be made under the Yield Maintenance Agreement, if any, and the denominator of which is the aggregate outstanding balance of the Offered Notes (as adjusted on the basis of the actual number of days in the related Interest Period and a 360-day year).

Class A Margin:                The Class A Margin will be determined on the
                               Pricing Date.

Class A
Note Rate:                     With respect to each Interest Period, the lesser
                               of (a) One Month LIBOR plus the Class A Margin and (b) the Net WAC Rate.

Servicer Advances:             The  Servicer,  at its  option  and in its  sole
                               discretion, may make advances by depositing into
                               the  custodial   account  amounts   representing
                               installments of principal and/or interest on any
                               Mortgage  Loan that is  delinquent as of the end
                               of the related Collection Period if the Servicer
                               believes that the advances  will be  recoverable
                               from  payments  on, or other  proceeds  of, that
                               Mortgage   Loan.  If  the  Servicer   makes  any
                               optional advances of delinquent principal or interest, the Servicer shall be entitled to reimburse itself from collections on the related
                               Mortgage Loans or, if those amounts are not sufficient, by withdrawing those amounts from the custodial account prior to any distribution of amounts on deposit therein to the Offered
                               Notes.

Funding Account:               On the Settlement  Date, a Funding  Account will
                               be established for the benefit of the holders of
                               the Offered Notes (the "Funding  Account").  The
                               Servicer will deposit Principal Collections from
                               the Mortgage Loans (on the business day prior to
                               each Payment Date during the  Revolving  Period,
                               to the  extent not used to  purchase  Additional
                               Balances and/or Subsequent Mortgage Loans, or to
                               pay amounts in respect of any Additional Balance
                               Increase Amount) and excess spread (beginning on
                               the Payment Date in March 2004 and continuing on
                               each   Payment   Date   thereafter   during  the
                               Revolving  Period,  to the  extent  not  used to
                               reimburse the Credit Enhancer,  up to the amount
                               necessary to increase the  Overcollateralization
                               Amount  to  the   Overcollateralization   Target
                               Amount) into the Funding Account, and will apply
                               those  amounts to purchase  Additional  Balances
                               arising   under  the  Mortgage   Loans   already
                               included in the Trust on future Payment Dates and/or to purchase Subsequent Mortgage Loans, to the extent available.

                               On the Payment Date immediately succeeding the date on which the Revolving Period ends, in the event that any amounts remain on deposit in the Funding Account after giving effect to the purchase by the Issuer of Additional Balances and/or Subsequent Mortgage Loans, including any purchased on the date on which the Revolving Period ends, and payments to the holders of the Certificates in respect of any Additional Balance Increase Amount, those amounts will be paid to the holders of the Offered Notes as principal.

Interest Collections:          Interest  Collections means, with respect to any
                               Payment  Date, an amount equal to the sum of (a)
                               the  amounts   collected  with  respect  to  the
                               Mortgage  Loans  during the  related  Collection
                               Period,  including  the interest  portion of Net
                               Liquidation   Proceeds,   applied  to   interest
                               pursuant to the terms of the related credit line
                               agreements,    exclusive    of   the    Interest
                               Collections  allocable to the  Excluded  Amount,
                               reduced   by  the   Servicing   Fees   for  that
                               Collection  Period,  plus  amounts in respect of
                               any  optional   advance  made  by  the  Servicer
                               pursuant to the terms of the servicing agreement
                               and  (b)  the   interest   portion  of  (i)  the
                               repurchase price for any deleted Mortgage Loans;
                               and  (ii)  the  cash  purchase   price  paid  in
                               connection with any optional purchase of the Mortgage Loans by the Servicer.

Principal Collections:         Principal Collections means, with respect to any
                               Payment Date, an amount equal to the sum of: (a)
                               the  amount   collected  during  the  Collection
                               Period relative to any Mortgage Loans, including
                               the   principal   portion  of  net   liquidation
                               proceeds,  applied to principal  pursuant to the
                               terms of the  related  credit  line  agreements,
                               exclusive of the Principal Collections allocable
                               to the Excluded  Amount;  and (b) the  principal
                               portion  of (i)  the  repurchase  price  for any
                               deleted   Mortgage   Loans,   (ii)  any  amounts
                               required  to  be  deposited  in  the   custodial
                               account by the Seller pursuant to the purchase agreement and (iii) the cash purchase price paid in connection with any optional purchase of the Mortgage Loans by the Servicer.

Net Principal Collections: With respect to any Payment Date, the excess, if any, of Principal Collections for that Payment Date over the aggregate amount of Additional Balances created during the related Collection Period and Subsequent Mortgage Loans purchased during the related Collection Period, if any, and conveyed to the Issuer and paid for with amounts on deposit in the Custodial Account.

Excluded Amount:               Any draws made by an obligor  under any Mortgage
                               Loan  during  the  Rapid   Amortization   Period
                               ("Excluded  Draws") shall not be  transferred to
                               the Issuer.  With  respect to any  Payment  Date
                               during  the  Rapid   Amortization   Period,  the
                               "Excluded Amount" shall equal (i) the portion of
                               the Principal  Collections  for each  Collection
                               Period   allocated   to   such   Excluded   Draw
                               (Principal  Collections  are to be applied first
                               to the total balance  conveyed to the Trust with
                               respect  to such  Mortgage  Loan and then to the
                               Additional   Balances  on  such   Mortgage  Loan
                               retained  by the  Seller)  and (ii) the pro rata
                               portion (based on the relative principal amounts
                               held by the Trust and by the Seller) of Interest
                               Collections  allocable  to such  Excluded  Draw,
                               provided  that the Excluded  Amount with respect
                               to any Liquidation  Loss Amount shall be the pro
                               rata portion  (based on the  relative  principal
                               amounts  held by the Trust and by the Seller) of
                               losses on the related  Mortgage Loans during the
                               related   Collection   Period   attributable  to
                               Additional  Balances  not conveyed to the Trust;
                               provided further that, to the extent the related
                               credit line agreement or applicable law provides
                               for   a   different   allocation,   such   other
                               allocation shall control.

Principal Distribution
Amount: With respect to any Payment Date (a) during the Managed Amortization Period, Net Principal Collections less (i) amounts paid to the holders of the Certificates with respect to any Additional Balance Increase Amount and (ii) any Overcollateralization Release Amounts and (b) during the Rapid Amortization Period, Principal Collections.

Stepdown Date: The later of (a) the thirty-first (31st) Payment Date or (b) the Payment Date on which the current aggregate note balance of the Offered Notes is less than or equal to 50% of the note balance of the Offered Notes as of the Settlement Date.

Overcollateralization
Amount: With respect to any Payment Date, the amount, if any, by which the sum of (a) the outstanding aggregate principal balance of the Mortgage Loans (exclusive of the portion relating to any
                               Excluded Amount) and (b) the amount in the Funding Account, in each case as of the close of business on the last day of the related Collection Period, exceeds the balance of the Offered Notes.

Overcollateralization
Release Amount:                With  respect  to any  Distribution  Date  on or
                               after the Stepdown  Date  provided  that (a) the
                               Stepdown  Delinquency  Test and (b) the Stepdown
                               Cumulative  Loss Test have been met,  the lesser
                               of (x) the Net  Principal  Collections  for such
                               Distribution Date and (y) the excess, if any, of
                               (i) the  Overcollateralization  Amount  for such
                               Distribution Date, assuming that 100% of the Net
                               Principal  Collections is applied as a principal
                               payment   on   the   Offered   Notes   on   such
                               Distribution     Date,     over     (ii)     the
                               Overcollateralization  Target  Amount  for  such
                               Distribution   Date.   With   respect   to   any
                               Distribution  Date on  which  (a)  the  Stepdown
                               Delinquency Test and (b) the Stepdown Cumulative
                               Loss    Test    have   not   been    met,    the
                               Overcollateralization Release Amount will be zero.


Overcollateralization
Target Amount:                 With respect to any Payment Date on or after the
                               March  2004   Payment  Date  and  prior  to  the
                               Stepdown Date, an amount equal to the sum of (i)
                               1.00% of the note  balance of the Offered  Notes
                               as of the Settlement  Date; and (ii) 100% of the
                               principal  balances  of all the  Mortgage  Loans
                               that   are  180   days  or  more   contractually
                               delinquent  as of the  last  day of the  related
                               Collection Period (including Mortgage Loans that are in foreclosure or are REO loans).

                               With respect to any Payment Date on or after the Stepdown Date, provided that (a) the Stepdown Delinquency Test and (b) the Stepdown Cumulative Loss Test have each been met, the
                               Overcollateralization Target Amount shall equal the sum of 2.00% of the note balance of the Offered Notes on such Payment Date. On or after the Stepdown Date, provided that (a) the Stepdown Delinquency Test or (b) the Stepdown Cumulative Loss Test have not been met, the Overcollateralization Target Amount shall be equal to the Overcollateralization Target Amount on the prior Payment Date and will remain equal to that Overcollateralization Target Amount until
                               (a) the Stepdown Delinquency Test and (b) the Stepdown Cumulative Loss Test have each been met;

                               provided, however, that in no event shall the Overcollateralization Target Amount be less than the greater of (i) 0.50% of the note balance of the Offered Notes as of the Closing Date and (ii) the sum of the three largest outstanding Mortgage Loans (by principal balance as of such Payment
                               Date).

Stepdown
Delinquency                    Test: With respect to any date of  determination,
                               a test that is met if the six-month rolling average sixty-day delinquency rate (including foreclosures and REO properties) on the Mortgage
                               Loans (exclusive of the pro rata portion relating to any Excluded Amount) as of such date of determination is less than 3.50%.

Stepdown Cumulative
 Loss Test: With respect to any date of determination, a test that is met if the percentage of the cumulative losses on the Mortgage Loans (exclusive of the pro rata portion thereof relating to any Excluded Amount) as of such date of determination is less than the applicable percentage listed in the chart below of the principal balances of the Mortgage Loans as of the Settlement Date:

                                          Months      Percentage
                                          ------      ----------
                                         31 - 48          1.50%
                                         49 - 60          2.00%
                                           61+            2.50%

Revolving                      Period:  The Revolving  Period will be the period
                               beginning  on the  Settlement  Date and ending on
                               the  earlier  of  (a)  the  end  of  business  on
                               November 30, 2004,  (b) the Payment Date on which
                               the Funding Account  balance exceeds  $20,000,000
                               (which   is   approximately    four   times   the
                               Overcollateralization Target Amount) or (c) the occurrence of a rapid amortization event as specified in the Indenture.

Managed Amortization
Period: The Managed Amortization Period will be the period beginning on the first day following the end of the Revolving Period, unless a rapid amortization event has occurred as specified in the Indenture. The Managed Amortization Period will end on the earlier of (a) November 30, 2006 and (b) the occurrence of a rapid amortization event as specified in the Indenture.

Rapid Amortization
Period: The Rapid Amortization Period will be the period beginning on the first day following the end of the Managed Amortization Period, unless a rapid amortization event has occurred as specified in the Indenture.

Priority of  Distributions:    On each Payment  Date,  from  amounts  withdrawn
                               from the  custodial  account with respect to the
                               Mortgage Loans (including any draw on the Policy
                               and any  amounts  required  to be paid under the
                               Yield  Maintenance  Agreement),   the  following
                               payments will be made in the following order of priority:

                               During the Revolving Period:

                                o first, from Interest Collections (exclusive of the pro rata portion of interest attributable to Additional Balances represented by any Additional Balance Increase Amount), the amount of the premium for the Policy to the Credit Enhancer, and any unpaid premium with interest thereon, as provided in the Insurance Agreement;

                                o second, from any remaining Interest Collections (exclusive of the pro rata portion of interest attributable to Additional Balances represented by any Additional Balance Increase Amount) and payments received under the Yield Maintenance Agreement, to the Note Payment Account, for payment to the holders of the Offered Notes, interest for the related Interest Period at the Note Rate on the balance of the Offered Notes immediately prior to that Payment Date, other than any interest shortfalls and reduced by any Relief Act Shortfalls during the related Collection Period, and from that pro rata portion of interest attributable to Additional Balances represented by any Additional Balance Increase Amount, to pay to the holders of the Certificates, interest on the Additional Balance Increase Amount;

                                o third, from Net Principal Collections, to the Distribution Account, for distribution to the holders of the
                                        Certificates, an amount equal to the Additional Balance Increase Amount;

                                o       fourth,    remaining    Net    Principal
                                        Collections to the Funding Account;

                                o fifth, from any remaining amounts, to the Credit Enhancer, to reimburse it for prior draws made on the Policy, with interest thereon, as provided in the Insurance Agreement;

                                o sixth, on and after the Payment Date in March 2004, from excess spread, to the Funding Account, the amount necessary so that the Overcollateralization Amount is not less than the Overcollateralization Target Amount;

                                o seventh, from any remaining excess spread, to the Distribution Account, for distribution to the holders of the
                                        Certificates, an amount equal to the Additional Balance Increase Amount;

                                o eighth, from any remaining amounts, to the Credit Enhancer, any other amounts owed the Credit Enhancer pursuant to the Insurance Agreement;

                                o ninth, from any remaining excess spread, to the Note Payment Account, for payment to the holders of the Offered Notes, any interest shortfalls on the Offered Notes for such Payment Date and for any Payment Date not previously paid, together with interest thereon at the Note Rate;

                                o tenth, from any remaining amounts, to the Indenture Trustee, any Trustee's additional expenses and any other amounts owing to the Indenture Trustee, in each case to the extent remaining unpaid; and o eleventh, any remaining amounts, to the distribution account, for distribution to the holders of the Certificates.

                               During the Managed Amortization Period:

                                o first, from Interest Collections (exclusive of the pro rata portion of interest attributable to Additional Balances represented by any Additional Balance Increase Amount), the amount of the premium for the Policy to the Credit Enhancer, and any unpaid premium with interest thereon, as provided in the Insurance Agreement;

                                o second, from any remaining Interest Collections (exclusive of the pro rata portion of interest attributable to Additional Balances represented by any Additional Balance Increase Amount) and payments received under the Yield Maintenance Agreement, to the Note Payment Account, for payment to the holders of the Offered Notes, interest for the related Interest Period at the Note Rate on the balance of the Offered Notes immediately prior to that Payment Date, other than any interest shortfalls and reduced by any Relief Act Shortfalls during the related Collection Period, and from that pro rata portion of interest attributable to Additional Balances represented by any Additional Balance Increase Amount, to pay to the holders of the Certificates, interest on the Additional Balance Increase Amount;

                                o third, from Net Principal Collections, to the Distribution Account, for distribution to the holders of the
                                        Certificates, an amount equal to the Additional Balance Increase Amount;

                                o fourth, from any remaining amounts, to the Note Payment Account, the Principal Distribution Amount for payment to the holders of the Class A Notes, until the note balance thereof has been reduced to zero;

                                o fifth, from any remaining amounts, to the Credit Enhancer, to reimburse it for prior draws made on the Policy, with interest thereon, as provided in the Insurance Agreement;

                                o sixth, on or after the payment date in March 2004, from excess spread, to the Note Payment Account, the amount necessary to be applied on that Payment Date for payment as principal to the holders of the Offered Notes, so that the Overcollateralization Amount is not less than the Overcollateralization Target Amount;

                                o seventh, from any remaining excess spread, to the Distribution Account, for distribution to the holders of the
                                        Certificates, an amount equal to the Additional Balance Increase Amount;

                                o eighth, from any remaining amounts, to the Credit Enhancer, any other amounts owed the Credit Enhancer pursuant to the Insurance Agreement;

                                o ninth, from any remaining excess spread, to the Note Payment Account, for payment to the holders of the Offered Notes, any interest shortfalls on the Offered Notes for such Payment Date and for any Payment Date not previously paid, together with interest thereon at the Note Rate;

                                o tenth, from any remaining amounts, to the Indenture Trustee, any Trustee's additional expenses and any other amounts owing to the Indenture Trustee, in each case to the extent remaining unpaid; and

                                o eleventh, any remaining amounts, to the Distribution Account, for distribution to the holders of the Certificates.

                               During the Rapid Amortization Period:

                                o first, from Interest Collections (exclusive of the pro rata portion of interest attributable to Additional Balances represented by any Additional Balance Increase Amount), the amount of the premium for the Policy to the Credit Enhancer, and any unpaid premium with interest thereon, as provided in the Insurance Agreement;

                                o second, from any remaining Interest Collections (exclusive of the pro rata portion of interest attributable to Additional Balances represented by any related Additional Balance Increase Amount) and payments received under the Yield Maintenance Agreement, to the Note Payment Account, for payment to the holders of the Offered Notes, interest for the related Interest Period at the Note Rate on the balance of the Offered Notes immediately prior to that Payment Date, other than any interest shortfalls and reduced by any Relief Act Shortfalls during the related Collection Period, and from that pro rata portion of interest attributable to Additional Balances represented by any Additional Balance Increase Amount, to pay to the holders of the Certificates, interest on the Additional Balance Increase Amount;

                                o third, from any remaining amounts, to the Note Payment Account, the Principal Distribution Amount for payment to the holders of the Class A Notes, until the note balance of the Class A Notes has been reduced to zero;

                                o fourth, from Principal Collections, to the Distribution Account, for
                                        distribution   to  the  holders  of  the
                                        Certificates, an amount equal to the Additional Balance Increase Amount; o fifth, from any remaining amounts, to the Credit Enhancer, to reimburse it for prior draws made on the Policy, with interest thereon, as provided in the Insurance Agreement;

                                o sixth, on or after the payment date in March 2004, from excess spread, to the Note Payment Account, the amount necessary to be applied on that Payment Date for payment as principal to the holders of the Offered Notes, so that the Overcollateralization Amount is not less than the Overcollateralization Target Amount;

                                o seventh, from any remaining excess spread, to the Distribution Account, for distribution to the holders of the
                                        Certificates, an amount equal to the Additional Balance Increase Amount;

                                o eighth, from any remaining amounts, to the Credit Enhancer, any other amounts owed the Credit Enhancer pursuant to the Insurance Agreement;

                                o ninth, from any remaining excess spread, to the Note Payment Account, for payment to the holders of the Offered Notes, any interest shortfalls on the Offered Notes for such Payment Date and for any Payment Date not previously paid, together with interest thereon at the Note Rate;

                                o tenth, from any remaining amounts, to the Indenture Trustee, any Trustee's additional expenses and any other amounts owing to the Indenture Trustee, in each case to the extent remaining unpaid; and

                                o eleventh, any remaining amounts, to the Distribution Account, for distribution to the holders of the Certificates.

                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                       As of the Statistical Cut-Off Date

Number of Initial Mortgage Loans                     10,152
Total Principal Balance                     $500,000,931.70

                                                    Minimum                        Maximum                            Average
Principal Balance                                 $5,011.80                    $818,686.31                         $49,251.47
Credit Limit                                      $7,100.00                    $835,100.00                         $85,445.97
Utilization Rate                                      2.09%                        100.00%                             57.64%

                                                    Minimum                        Maximum                   Weighted Average
Combined LTV Ratio                                    2.00%                        100.00%                             77.92%
Junior Ratio                                          2.77%                        100.00%                             41.06%
Credit Score                                            526                            822                                727
Remaining Draw Term (Months)                             94                            239                                219
Seasoning (Months)                                        1                             25                                 14
Current Loan Rate                                    3.000%                         9.250%                             4.123%
Fully Indexed Gross Margin                          -0.500%                         4.000%                             0.199%
Fully Indexed Loan Rate                              3.500%                         8.000%                             4.199%
Maximum Loan Rate                                   16.000%                        18.000%                            17.703%

------------------------------------------------------------------------------------------------------------------------------

                                         % of Aggregate                                                    % of Aggregate
Loan Purpose                            Principal Balance           Property Type                         Principal Balance
------------------------------------------------------------        ----------------------------------------------------------
Debt Consolidation / Refinance                        54.51         Single Family                                       92.97
Other                                                 26.03         Condominium                                          3.48
Home Improvement                                      16.54         Multifamily                                          3.52
                                                                    Agricultural Property with a
Purchase                                               2.92         Residence                                            0.03
------------------------------------------------------------        ----------------------------------------------------------
------------------------------------------------------------        ----------------------------------------------------------
Total                                               100.00%         Total                                            100.00%

                                         % of Aggregate
Occupancy Status                        Principal Balance                                                  % of Aggregate
------------------------------------------------------------
Primary Residence                                     90.75         Lien Position                         Principal Balance
                                                                    ----------------------------------------------------------
Non-Primary Residence                                  5.53         First                                               40.85
Rental Property                                        3.69         Second                                              57.72
Agricultural Property                                  0.03         Third                                                1.43
------------------------------------------------------------        ----------------------------------------------------------
------------------------------------------------------------        ----------------------------------------------------------
Total                                               100.00%         Total                                             100.00%





                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                       As of the Statistical Cut-Off Date



                                Current Loan Rate

                                                                           Statistical           Percent of Initial
                                                                          Cut-Off Date            Mortgage Loans By
                                                 Number of Initial      Principal Balance      tatistical Cut-Off Date
Current Interest Rate (%)                         Mortgage Loans                              S   Principal Balance
--------------------------------------------   ----------------------  --------------------   --------------------------
2.001 to   3.000                                                   1            $66,446.10                        0.01%
3.001 to   4.000                                               6,934        371,052,336.27                        74.21
4.001 to   4.250                                                 906         35,376,034.41                         7.08
4.251 to   4.500                                                 427         18,695,717.41                         3.74
4.501 to   4.750                                                 353         16,073,529.51                         3.21
4.751 to   5.000                                               1,014         42,724,817.76                         8.54
5.001 to   6.000                                                 417         14,279,369.90                         2.86
6.001 to   7.000                                                  97          1,661,235.27                         0.33
7.001 to   8.000                                                   2             38,858.76                         0.01
9.001 to 10.000                                                    1             32,586.31                         0.01
--------------------------------------------   ----------------------  --------------------   --------------------------
Total                                                         10,152       $500,000,931.70                      100.00%
============================================   ======================  ====================   ==========================


                                  Junior Ratio

Junior Ratio (%)                                Number of Mortgage         Statistical           Percent of Initial
                                                                                                  Mortgage Loans By
                                                                          Cut-Off Date         tatistical Cut-Off Date
                                                       Loans            Principal Balance     S   Principal Balance
--------------------------------------------   ----------------------  --------------------   --------------------------
First Lien                                                     3,080       $204,263,455.57                       40.85%
  0.01 to   10.00                                                256          3,856,916.65                         0.77
10.01 to   20.00                                               1,626         45,723,016.22                         9.14
20.01 to   30.00                                               1,629         63,966,564.28                        12.79
30.01 to   40.00                                               1,156         52,668,477.39                        10.53
40.01 to   50.00                                                 788         40,057,758.53                         8.01
50.01 to   60.00                                                 547         30,342,501.80                         6.07
60.01 to   70.00                                                 390         21,598,101.88                         4.32
70.01 to   80.00                                                 323         18,147,759.56                         3.63
80.01 to   90.00                                                 228         11,666,023.01                         2.33
90.01 to 100.00                                                  129          7,710,356.81                         1.54
--------------------------------------------   ----------------------  --------------------   --------------------------
Total                                                         10,152       $500,000,931.70                      100.00%
============================================   ======================  ====================   ==========================






                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS

                       As of the Statistical Cut-Off Date


                                  Combined LTV

CLTV (%)                                        Number of Mortgage         Statistical           Percent of Initial
                                                                                                  Mortgage Loans By
                                                                          Cut-Off Date         tatistical Cut-Off Date
                                                       Loans            Principal Balance     S   Principal Balance
--------------------------------------------   ----------------------  --------------------   --------------------------
  0.01 to   10.00                                                 20           $378,404.57                        0.08%
10.01 to   20.00                                                 132          4,871,679.75                         0.97
20.01 to   30.00                                                 222          8,585,580.78                         1.72
30.01 to   40.00                                                 323         15,821,375.53                         3.16
40.01 to   50.00                                                 464         24,257,257.68                         4.85
50.01 to   60.00                                                 629         34,187,497.21                         6.84
60.01 to   70.00                                                 836         47,401,966.87                         9.48
70.01 to   80.00                                               1,259         73,404,695.32                        14.68
80.01 to   90.00                                               4,236        201,718,201.77                        40.34
90.01 to 100.00                                                2,031         89,374,272.22                        17.87
--------------------------------------------   ----------------------  --------------------   --------------------------
Total                                                         10,152       $500,000,931.70                      100.00%
============================================   ======================  ====================   ==========================


                                   FICO Score

FICO                                            Number of Mortgage         Statistical           Percent of Initial
                                                                                                  Mortgage Loans By
                                                                          Cut-Off Date         tatistical Cut-Off Date
                                                       Loans            Principal Balance     S   Principal Balance
--------------------------------------------   ----------------------  --------------------   --------------------------
Not Available                                                      3           $115,919.19                        0.02%
526 to 550                                                         2            318,569.93                         0.06
551 to 575                                                         5            577,168.04                         0.12
576 to 600                                                        15            756,281.09                         0.15
601 to 625                                                       122          8,504,663.97                         1.70
626 to 650                                                       402         22,048,090.45                         4.41
651 to 675                                                       960         50,416,139.18                        10.08
676 to 700                                                     1,301         67,178,541.41                        13.44
701 to 725                                                     1,616         81,045,194.92                        16.21
726 to 750                                                     1,681         82,244,935.87                        16.45
751 to 775                                                     1,947         93,413,071.97                        18.68
776 to 800                                                     1,699         78,314,558.30                        15.66
801 to 825                                                       399         15,067,797.38                         3.01
--------------------------------------------   ----------------------  --------------------   --------------------------
Total                                                         10,152       $500,000,931.70                      100.00%
============================================   ======================  ====================   ==========================





                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS

                       As of the Statistical Cut-Off Date


                               Remaining Draw Term

Remaining Draw Term (Months)                    Number of Mortgage         Statistical           Percent of Initial
                                                                                                  Mortgage Loans By
                                                                          Cut-Off Date         tatistical Cut-Off Date
                                                       Loans            Principal Balance     S   Principal Balance
--------------------------------------------   ----------------------  --------------------   --------------------------
  89 to   94                                                      40         $1,721,773.49                        0.34%
  95 to 100                                                      172         10,241,941.32                         2.05
101 to 106                                                        11            604,350.28                         0.12
107 to 112                                                        47          3,581,892.95                         0.72
113 to 118                                                       148          9,930,450.31                         1.99
215 to 220                                                     5,103        238,238,753.47                        47.65
221 to 226                                                        55          2,082,457.28                         0.42
227 to 232                                                     1,270         62,471,557.91                        12.49
233 to 238                                                     3,300        170,835,834.75                        34.17
239 to 244                                                         6            291,919.94                         0.06
--------------------------------------------   ----------------------  --------------------   --------------------------
Total                                                         10,152       $500,000,931.70                      100.00%
============================================   ======================  ====================   ==========================


                               Origination Period

Origination Period                              Number of Mortgage         Statistical           Percent of Initial
                                                                                                  Mortgage Loans By
                                                                          Cut-Off Date         tatistical Cut-Off Date
                                                       Loans            Principal Balance     S   Principal Balance
--------------------------------------------   ----------------------  --------------------   --------------------------
4th Quarter   2001                                             5,309       $249,790,819.12                       49.96%
1st Quarter   2002                                                 6            394,485.48                         0.08
2nd Quarter  2002                                                  7            533,556.55                         0.11
3rd Quarter  2002                                                126          3,925,841.89                         0.79
4th Quarter  2002                                                651         33,352,196.43                         6.67
1st Quarter  2003                                              1,036         53,332,586.91                        10.67
2nd Quarter 2003                                               1,965        101,574,482.88                        20.31
3rd Quarter 2003                                               1,052         57,096,962.44                        11.42
--------------------------------------------   ----------------------  --------------------   --------------------------
Total                                                         10,152       $500,000,931.70                      100.00%
============================================   ======================  ====================   ==========================






                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS

                       As of the Statistical Cut-Off Date


                   Statistical Cut-Off Date Principal Balance

Statistical Cut-Off Date Principal Balance      Number of Mortgage         Statistical           Percent of Initial
                                                                                                  Mortgage Loans By
                                                                          Cut-Off Date         tatistical Cut-Off Date
($)                                                    Loans            Principal Balance     S   Principal Balance
--------------------------------------------   ----------------------  --------------------   --------------------------
           0.01 to      10,000.00                                974         $7,492,006.93                        1.50%
  10,000.01 to      20,000.00                                  2,130         31,816,999.24                         6.36
  20,000.01 to      30,000.00                                  1,813         44,929,147.61                         8.99
  30,000.01 to      40,000.00                                  1,234         43,151,683.61                         8.63
  40,000.01 to      50,000.00                                    925         41,738,262.26                         8.35
  50,000.01 to      75,000.00                                  1,215         75,251,086.31                        15.05
  75,000.01 to    100,000.00                                     936         82,995,302.58                        16.60
100,000.01 to    150,000.00                                      455         56,783,649.10                        11.36
150,000.01 to    200,000.00                                      218         38,147,028.62                         7.63
200,000.01 to    250,000.00                                      122         27,465,777.61                         5.49
250,000.01 to    300,000.00                                       38         10,418,784.06                         2.08
300,000.01 to    400,000.00                                       50         17,806,809.53                         3.56
400,000.01 to    500,000.00                                       27         12,689,133.92                         2.54
500,000.01 to 1,000,000.00                                        15          9,315,260.32                         1.86
--------------------------------------------   ----------------------  --------------------   --------------------------
Total                                                         10,152       $500,000,931.70                      100.00%
============================================   ======================  ====================   ==========================






                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS

                       As of the Statistical Cut-Off Date


                                    Location

Location                                        Number of Mortgage         Statistical           Percent of Initial
                                                                                                  Mortgage Loans By
                                                                          Cut-Off Date         tatistical Cut-Off Date
                                                       Loans            Principal Balance     S   Principal Balance
--------------------------------------------   ----------------------  --------------------   --------------------------
Florida                                                        2,073       $102,629,094.53                       20.53%
New Jersey                                                     1,629         93,221,166.15                        18.64
Pennsylvania                                                   1,792         80,861,422.48                        16.17
North Carolina                                                 1,440         60,696,279.11                        12.14
Virginia                                                       1,186         50,071,677.62                        10.01
Georgia                                                          581         29,749,321.08                         5.95
Connecticut                                                      411         25,724,248.66                         5.14
New York                                                         304         22,789,731.68                         4.56
Maryland                                                         343         15,734,793.82                         3.15
South Carolina                                                   300         14,092,753.89                         2.82
District of Columbia                                              57          2,536,630.77                         0.51
Delaware                                                          14            662,251.84                         0.13
Tennessee                                                          5            358,730.13                         0.07
Massachusetts                                                      4            357,397.05                         0.07
Alabama                                                            7            333,879.27                         0.07
Rhode Island                                                       4            111,472.29                         0.02
West Virginia                                                      2             70,081.33                         0.01
--------------------------------------------   ----------------------  --------------------   --------------------------
Total                                                         10,152       $500,000,931.70                      100.00%
============================================   ======================  ====================   ==========================






                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS

                       As of the Statistical Cut-Off Date


                           Fully Indexed Gross Margin

Fully Indexed Gross Margin (%)                  Number of Mortgage         Statistical           Percent of Initial
                                                                                                  Mortgage Loans By
                                                                          Cut-Off Date         tatistical Cut-Off Date
                                                       Loans            Principal Balance     S   Principal Balance
--------------------------------------------   ----------------------  --------------------   --------------------------
-0.999 to -0.500                                                 348        $15,767,189.40                        3.15%
-0.499 to 0.000                                                4,933        292,410,130.27                        58.48
0.001 to 0.500                                                 2,593        104,525,580.76                        20.91
0.501 to 1.000                                                 1,169         53,912,150.74                        10.78
1.001 to 1.500                                                   723         23,605,088.72                         4.72
1.501 to 2.000                                                   186          6,479,169.47                         1.30
2.001 to 2.500                                                   165          2,729,776.61                         0.55
2.501 to 3.000                                                    32            472,289.46                         0.09
3.001 to 3.500                                                     2             76,801.97                         0.02
3.501 to 4.000                                                     1             22,754.30                         0.00
--------------------------------------------   ----------------------  --------------------   --------------------------
Total                                                         10,152       $500,000,931.70                      100.00%
============================================   ======================  ====================   ==========================


                             Fully Indexed Loan Rate

Fully Indexed Loan Rate (%)                     Number of Mortgage         Statistical           Percent of Initial
                                                                                                  Mortgage Loans By
                                                                          Cut-Off Date         tatistical Cut-Off Date
                                                       Loans            Principal Balance     S   Principal Balance
--------------------------------------------   ----------------------  --------------------   --------------------------
3.001 to 3.500                                                   348        $15,767,189.40                        3.15%
3.501 to 4.000                                                 4,933        292,410,130.27                        58.48
4.001 to 4.500                                                 2,593        104,525,580.76                        20.91
4.501 to 5.000                                                 1,169         53,912,150.74                        10.78
5.001 to 5.500                                                   723         23,605,088.72                         4.72
5.501 to 6.000                                                   186          6,479,169.47                         1.30
6.001 to 6.500                                                   165          2,729,776.61                         0.55
6.501 to 7.000                                                    32            472,289.46                         0.09
7.001 to 7.500                                                     2             76,801.97                         0.02
7.501 to 8.000                                                     1             22,754.30                         0.00
--------------------------------------------   ----------------------  --------------------   --------------------------
Total                                                         10,152       $500,000,931.70                      100.00%
============================================   ======================  ====================   ==========================






                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS

                       As of the Statistical Cut-Off Date


                                  Credit Limit

Credit Limit ($)                                Number of Mortgage         Statistical           Percent of Initial
                                                                                                  Mortgage Loans By
                                                                          Cut-Off Date         tatistical Cut-Off Date
                                                       Loans            Principal Balance     S   Principal Balance
--------------------------------------------   ----------------------  --------------------   --------------------------
           0.01 to      10,000.00                                121           $965,439.45                        0.19%
  10,000.01 to      20,000.00                                    590          7,658,397.09                         1.53
  20,000.01 to      30,000.00                                  1,342         25,222,762.86                         5.04
  30,000.01 to      40,000.00                                    905         22,573,111.55                         4.51
  40,000.01 to      50,000.00                                  1,158         35,323,782.92                         7.06
  50,000.01 to      75,000.00                                  1,411         55,144,894.98                        11.03
  75,000.01 to    100,000.00                                   2,613        128,650,933.39                        25.73
100,000.01 to    150,000.00                                      962         67,802,104.14                        13.56
150,000.01 to    200,000.00                                      434         46,887,830.79                         9.38
200,000.01 to    250,000.00                                      373         46,350,081.96                         9.27
250,000.01 to    300,000.00                                       63         10,854,507.16                         2.17
300,000.01 to    400,000.00                                       87         21,139,861.34                         4.23
400,000.01 to    500,000.00                                       71         20,287,314.97                         4.06
500,000.01 to 1,000,000.00                                        22         11,139,909.10                         2.23
--------------------------------------------   ----------------------  --------------------   --------------------------
Total                                                         10,152       $500,000,931.70                      100.00%
============================================   ======================  ====================   ==========================








                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS

                       As of the Statistical Cut-Off Date


                                Utilization Rate

Utilization Rate (%)                            Number of Mortgage         Statistical           Percent of Initial
                                                                                                  Mortgage Loans By
                                                                          Cut-Off Date         tatistical Cut-Off Date
                                                       Loans            Principal Balance     S   Principal Balance
--------------------------------------------   ----------------------  --------------------   --------------------------
  0.01 to   10.00                                                407         $4,038,218.32                        0.81%
10.01 to   20.00                                                 832         13,359,362.34                         2.67
20.01 to   30.00                                                 876         20,513,165.70                         4.10
30.01 to   40.00                                                 888         26,600,254.82                         5.32
40.01 to   50.00                                                 807         30,052,591.30                         6.01
50.01 to   60.00                                                 823         36,818,350.00                         7.36
60.01 to   70.00                                                 830         41,329,806.68                         8.27
70.01 to   80.00                                                 923         56,414,056.37                        11.28
80.01 to   90.00                                               1,037         64,882,927.33                        12.98
90.01 to 100.00                                                2,729        205,992,198.84                        41.20
--------------------------------------------   ----------------------  --------------------   --------------------------
Total                                                         10,152       $500,000,931.70                      100.00%
============================================   ======================  ====================   ==========================






                           BOND SUMMARY (to Call) (1)

Class A-1 to Call
----------------------------------------------------------------------------------------------------------------------------------
CPR                                     10%          20%          30%           43%          50%           60%          70%
----------------------------------------------------------------------------------------------------------------------------------
WAL                                    5.78         4.35          4.20         3.10          2.44         1.74          1.22
Modified Duration  (2)                 5.58         4.25          4.11         3.04          2.40         1.73          1.21
First Principal Payment Date         12/25/06     12/25/06      12/25/06     04/25/04      02/25/04     02/25/04      01/25/04
Last Principal Payment Date          11/25/11     04/25/09      12/25/08     08/25/08      03/25/08     08/25/07      11/25/06




                         BOND SUMMARY (to Maturity) (1)

Class A-1 to Maturity
----------------------------------------------------------------------------------------------------------------------------------
CPR                                     10%          20%          30%           43%          50%           60%          70%
----------------------------------------------------------------------------------------------------------------------------------
WAL                                    5.81         4.36          4.21         3.12          2.47         1.78          1.27
Modified Duration (2)                  5.60         4.26          4.12         3.06          2.43         1.76          1.26
First Principal Payment Date         12/25/06     12/25/06      12/25/06     04/25/04      02/25/04     02/25/04      01/25/04
Last Principal Payment Date          05/25/12     07/25/09      03/25/09     12/25/08      09/25/08     06/25/08      02/25/08



(1) The draw rate used in each scenario is 34%. (2) Modified duration calculated assuming a price of 100.00%.








                             Net WAC Rate Schedule: One Month LIBOR and Prime Rate at 20%(1)

                              Payment         Net                                   Payment        Net
                 Period         Date       WAC Rate                    Period        Date        WAC Rate
                 ------         ----       --------                    ------        ----        --------
                    1         12/25/03      16.56%                       30        05/25/06       21.07%
                    2         01/25/04      18.42%                       31        06/25/06       20.52%
                    3         02/25/04      18.25%                       32        07/25/06       21.07%
                    4         03/25/04      19.05%                       33        08/25/06       20.52%
                    5         04/25/04      17.91%                       34        09/25/06       20.52%
                    6         05/25/04      19.08%                       35        10/25/06       21.07%
                    7         06/25/04      18.59%                       36        11/25/06       20.52%
                    8         07/25/04      21.07%                       37        12/25/06       21.07%
                    9         08/25/04      20.52%                       38        01/25/07       20.52%
                   10         09/25/04      20.52%                       39        02/25/07       20.52%
                   11         10/25/04      21.07%                       40        03/25/07       22.29%
                   12         11/25/04      20.52%                       41        04/25/07       20.52%
                   13         12/25/04      21.07%                       42        05/25/07       21.07%
                   14         01/25/05      20.52%                       43        06/25/07       20.52%
                   15         02/25/05      20.52%                       44        07/25/07       21.07%
                   16         03/25/05      22.29%                       45        08/25/07       20.52%
                   17         04/25/05      20.52%                       46        09/25/07       20.52%
                   18         05/25/05      21.07%                       47        10/25/07       21.07%
                   19         06/25/05      20.52%                       48        11/25/07       20.52%
                   20         07/25/05      21.07%                       49        12/25/07       21.07%
                   21         08/25/05      20.52%                       50        01/25/08       20.52%
                   22         09/25/05      20.52%                       51        02/25/08       20.52%
                   23         10/25/05      21.07%                       52        03/25/08       21.66%
                   24         11/25/05      20.52%                       53        04/25/08       20.52%
                   25         12/25/05      21.07%                       54        05/25/08       21.07%
                   26         01/25/06      20.52%                       55        06/25/08       20.52%
                   27         02/25/06      20.52%                       56        07/25/08       21.07%
                   28         03/25/06      22.29%                       57        08/25/08       20.52%
                   29         04/25/06      20.52%

          (1) Assumes that the mortgage  loans prepay at 43% CPR with a 34% Draw
         Rate, and that One Month LIBOR and the Prime Rate are constant at 20.00%.


WASI Deals
CPR and Draw Rates per the Servicer Reports



                                                                                  [GRAPHIC OMITTED]
                                                                                  [GRAPHIC OMITTED]

WASI 2002-HE1
------------------------------------------------------------------------------------------------------------------------------------
                  Pricing    Oct-02    Nov-02   Dec-02   Jan-03   Feb-03   Mar-03  Apr-03  May-03  Jun-03  Jul-03   Aug-03    Sep-03
                  ------------------------------------------------------------------------------------------------------------------
Gross CPR          41.000   38.5721   44.6255  42.2247  38.5912  39.6445  36.3362 40.2445 40.9649 39.7160 43.5020  48.3680   45.9810
(1 mo. Annualized)

Draw Rate          33.000   72.2803   58.4059  46.2039  42.5851  40.1720  31.3437 31.7546 34.9191 32.3460 26.6220  29.2470   27.9820
(1 mo. Annualized)

Net CPR           11.5700 (104.9089) (30.5009) (7.0128) (6.6325) (0.8446)  7.0548 12.0730  8.9770 10.5620 22.4840  26.3590   24.4010
(1 mo. Annualized)

Bond Factor        1.0000    1.0000    1.0000   1.0000   1.0000   1.0000   1.0000  1.0000  1.0000  1.0000  1.0000   1.0000    0.8962
------------------------------------------------------------------------------------------------------------------------------------

WASI 2002-HE2
----------------------------------------------------------------------------------------------------------------------------
                            Pricing      Jan-03   Feb-03    Mar-03   Apr-03    May-03   Jun-03    Jul-03   Aug-03    Sep-03
                           -------------------------------------------------------------------------------------------------
Gross CPR (1 mo. Annualized)   38.000   42.2790  38.4700   34.9730  43.2970   43.9120  42.9570   44.9240  49.0160   47.8550
Draw Rate (1 mo. Annualized)   29.000   51.5730  47.2480   34.5680  32.8990   37.8300  32.4700   31.8010  30.5300   29.6840
Net CPR (1 mo. Annualized)    12.3400  (17.9800)(15.7190)   0.5980  15.0270    9.4200  15.0660   18.6950  25.9200   25.1900
Bond Factor                    1.0000    1.0000   1.0000    1.0000   1.0000    1.0000   1.0000    1.0000   1.0000    0.9865
----------------------------------------------------------------------------------------------------------------------------

WASI 2003-HE1
-----------------------------------------------------------------------------------------------
                            Pricing      Apr-03   May-03    Jun-03   Jul-03    Aug-03   Sep-03
                           --------------------------------------------------------------------
Gross CPR (1 mo. Annualized)  43.0000   47.7420  46.6080   43.4710  45.9830   45.6110  43.4980
Draw Rate (1 mo. Annualized)  34.0000   42.7500  37.6040   29.9180  25.7870   28.8190  26.5550
Net CPR (1 mo. Annualized)    13.2000    8.3390  13.9130   18.8260  26.6370   23.0070  22.5500
Bond Factor                    1.0000    1.0000   1.0000    1.0000   1.0000    0.9067   0.8841
-----------------------------------------------------------------------------------------------


WASI 2003-HE2 - Group 1
-------------------------------------------------------------------
                            Pricing      Jul-03   Aug-03    Sep-03
                           ----------------------------------------
Gross CPR (1 mo. Annualized)  38.0000   35.0050  44.0920   40.1660
Draw Rate (1 mo. Annualized)  29.0000   34.1790  39.2610   36.7910
Net CPR (1 mo. Annualized)    12.3400    1.2120   7.6430    5.1430
Bond Factor                    1.0000    1.0000   1.0000    1.0000
-------------------------------------------------------------------

WASI 2003-HE2 - Group 2
-------------------------------------------------------------------
                            Pricing      Jul-03   Aug-03    Sep-03
                           ----------------------------------------
Gross CPR (1 mo. Annualized)  38.0000   44.6860  49.0250   46.7760
Draw Rate (1 mo. Annualized)  29.0000   46.5040  42.9640   40.2600
Net CPR (1 mo. Annualized)    12.3400   (3.2240) 10.1640   10.4710
Bond Factor                    1.0000    1.0000   1.0000    1.0000
-------------------------------------------------------------------


Wachovia  Securities  is the  trade  name for the  corporate  and  investment  banking  services  of  Wachovia  Corporation  and its subsidiaries,  including Wachovia Capital Markets, LLC ("WCM"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation  of an offer to buy, the securities or instruments  named or described in the report.
Interested  parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further  information.  The information in this report has been obtained or derived from sources believed by (Wachovia Capital
Markets,  LLC or WCM) to be reliable,  but WCM does not represent  that this  information  is accurate or complete.  Any opinions or estimates  contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates  may from time to time provide  advice with respect to,  acquire,  hold, or sell a position on the  securities  mentioned herein.


WASI 2003-HE3
WAL Table with 10% and 20 Draw Rate


                                                                                 [GRAPHIC OMITTED]
                                                                                 [GRAPHIC OMITTED]


Class A-1 to Call
-------------------------------------------------------------------===========-------------------------------------
CPR                                   10          20          30           43          50          60           70
-------------------------------------------------------------------===========-------------------------------------
WAL                                 7.66        4.43        2.96         1.93        1.55        1.16         0.87
Mod Durn                            7.27        4.29        2.89         1.90        1.54        1.15         0.87
First Principal Payment Date    12/25/04    05/25/04    02/25/04     02/25/04    01/25/04    01/25/04     01/25/04
Last Principal Payment Date     05/25/15    12/25/11    01/25/10     05/25/08    08/25/07    09/25/06     12/25/05
-------------------------------------------------------------------===========-------------------------------------

Draw Rate in all cases is 10%.





Class A-1 to Call
-------------------------------------------------------------------===========-------------------------------------
CPR                                   10          20          30           43          50          60           70
-------------------------------------------------------------------===========-------------------------------------
WAL                                 5.94        5.23        3.56         2.30        1.85        1.34         0.97
Mod Durn                            5.73        5.07        3.48         2.26        1.82        1.34         0.97
First Principal Payment Date    12/25/06    12/25/04    04/25/04     02/25/04    02/25/04    01/25/04     01/25/04
Last Principal Payment Date     01/25/12    12/25/10    10/25/09     07/25/08    12/25/07    02/25/07     03/25/06
-------------------------------------------------------------------===========-------------------------------------

Draw Rate in all cases is 20%.


Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries,  including Wachovia Capital Markets, LLC ("WCM"),  member NYSE, NASD, SIPC. This report(s) is for your  information  only and is not an offer  to sell,  or a  solicitation  of an offer to buy,  the  securities  or instruments named or described in the report.  Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information.  The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this  information is accurate or complete.  Any opinions or estimates  contained in this report  represent  the  judgment of WCM at this time,  and are subject to change  without  notice.  WCM or its affiliates  may from time to time  provide  advice  with  respect  to,  acquire,  hold,  or sell a position  on the securities mentioned herein.
